EXHIBIT 99.B




                            CERTIFICATION PURSUANT TO
                             18 U.S.C. SECTION 1350,
                       AS ADOPTED PURSUANT TO SECTION 906
                        OF THE SARBANES-OXLEY ACT OF 2002

         In connection with the Quarterly Report on Form 10-QSB for the period ending June 30, 2002, of New Generation Holdings, Inc. (the "Company") as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Jeffrey McArthur, Chief Financial Officer, certify (i) that the Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended, and (ii) that the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.


                                       /s/ Jeffrey McArthur
                                       ---------------------------
                                       Jeffrey McArthur
                                       Chief Financial Officer

                                       August 19, 2002